UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 16, 2009
Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	0-5519 and 001-31343	39-1098068

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1200 Hansen Road, Green Bay,
Wisconsin	54304

(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code: 920-491-7000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A amends the Current Report on Form 8-K filed by Associated Banc-Corp (the “Company”) with the Securities and Exchange Commission on November 16, 2009 (the “Form 8-K”) to correct Mr. Flynn’s college undergraduate degree of concentration which was incorrectly reported.
Except as amended hereby, the Form 8-K as filed remains unchanged.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Philip B. Flynn as President and Chief Executive Office and a Director
Mr. Flynn has a B.A. in Literature from Claremont McKenna College in Claremont, California.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
November 17, 2009	By:	Brian R. Bodager
		Name:	Brian R. Bodager
		Title:	Chief Administrative Officer, General Counsel & Corporate Secretary